UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.
              Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Pan-European Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Pan-European
                                        Growth Fund

Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Pan-European Growth Fund

Portfolio Information as of May 31, 2004 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Vodafone Group PLC .........................................              3.6%
HSBC Holdings PLC ..........................................              3.3
Telefonaktiebolaget LM
   Ericsson AB 'B' .........................................              3.3
TotalFinaElf SA ............................................              3.2
Shell Transport & Trading
   Company .................................................              3.2
BP Amoco PLC ...............................................              3.0
Roche Holding AG ...........................................              2.7
Nestle SA (Registered Shares) ..............................              2.5
GlaxoSmithKline PLC ........................................              2.4
Kuoni Reisen Holding AG ....................................              2.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks ...........................................             15.0%
Pharmaceuticals ............................................             11.7
Oil & Gas ..................................................             10.7
Communications Equipment ...................................              5.9
Media ......................................................              5.6
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                     Percent of
Geographic Allocation                                                Net Assets+
--------------------------------------------------------------------------------
United Kingdom ..........................................               28.6%
France ..................................................               23.7
Switzerland .............................................               13.3
Germany .................................................                9.7
Italy ...................................................                6.0
Netherlands .............................................                4.9
Sweden ..................................................                3.9
Spain ...................................................                3.4
Finland .................................................                1.3
Belgium .................................................                1.0
Greece ..................................................                0.7
--------------------------------------------------------------------------------
+     Total may not equal 100%.


2        MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

A Letter From the President

Dear Shareholder

Equity markets posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +6.79% and +18.33% for the six-month and 12-month periods ended May 31, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +10.32% and +32.66% for the six-month and 12-month periods, respectively. For the same periods, the MSCI Europe Index returned +10.03% and +28.39%, while emerging markets, as represented by the MSCI Emerging Markets Index, returned +5.75% and +40.10%.

The positive market returns have been supported by improving economies in important areas around the globe. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director/Trustee


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We continued to make purchases based on the characteristics of individual stocks, but focused on companies that we believe should benefit from continued economic growth in Europe.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, Merrill Lynch Pan-European Growth Fund's Class A, Class B, Class C and Class I Shares had total returns of +24.77%, +23.77%, +23.90% and +25.03%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe Index, returned +28.39% and the Lipper European Region Funds category posted an average return of +27.41%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

The Fund's underperformance of the benchmark is largely attributed to sector allocation, while successful stock selection benefited relative performance.

In terms of sector allocation, our significant overweight positions in the strongly performing software and services and commercial services and supplies sectors were a clear positive. However, Fund performance suffered from our underweight stance in the capital goods and materials sectors, both of which posted above-average returns during the past year.

In terms of individual stocks, Fund performance benefited from an overweight position in Swedish telecommunications equipment-maker Ericsson, which posted a return of 171% on the back of significantly better-than-expected operating and financial performance. Our investments in a number of mid cap, cyclical growth stocks also contributed positively to relative performance. These included French engineering consultant Altran Technologies SA (up 64% during the period); Netherlands-based staffing agency Vedior NV (+83%); UK-based software consultant Innovation Group PLC (+211%); Swiss tour operator Kuoni Reisen Holding AG (+59%); French luxury goods group LVMH (+42%); German carmaker Porsche AG (+79%); German sportswear maker Puma (+129%); and French optical lens maker Essilor International SA (+59%). These stocks benefited from the uplift in global economic growth and an increase in investors' appetite for risk in 2003. Our sizeable investments in banking companies Banca Intesa SpA in Italy (+42%) and ING Groep NV in the Netherlands (+48%) also contributed positively.

Detracting from Fund results was our overweight position in Finland-based handset maker Nokia Oyj, which was down 21% during the period following a string of profit warnings. Our investment in troubled UK tour operator MyTravel, although small, detracted from performance as the company's stock fell 50% following a series of poor trading statements and previously undisclosed balance sheet problems. Also detracting from relative performance was our overweight position in UK food group Unilever PLC, which suffered from a slowdown in sales of its weight-loss products and was up just 10%. Similarly, our holding in UK pharmaceutical group GlaxoSmithKline PLC also disappointed with a return of 10%. This reflected concerns about generic drug competition and a number of legal challenges.

Fund results were achieved in an environment generally characterized by rising global equity markets. The fiscal period began in June 2003, shortly after the end of heavy daily combat in Iraq. This proved to be a significant positive catalyst to global equity markets, which previously had been held back by related investor caution and negative sentiment. European equity markets initially exhibited an overriding tone of strength supported by improving economic data and attractive stock valuations.

Although the performance of the Eurozone economy lagged that of the United States and the United Kingdom, the central bank initiated more active steps aimed at stimulating economic growth. Equity markets were broadly buoyed by increasingly tangible prospects of a global economic recovery. These market gains were primarily achieved in the first nine months of the Fund's fiscal year. During this time, the U.S. dollar continued to weaken against the euro, U.S. bond yields declined as inflation stayed low, and investors patiently awaited evidence of meaningful U.S. employment growth.


4        MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

The final three months of the period were marked by increased volatility in equity, bond and currency markets, with a reversal in many of the earlier trends. These changes reflected investor reaction to the Madrid terrorist attacks, strong U.S. employment data, and the increased likelihood that the Federal Reserve Board would soon begin raising interest rates.

What changes were made to the Portfolio during the period?

Transactions during the period were motivated by stock-specific considerations rather than an overriding investment theme. We liquidated our large holding in engineering consultant Altran Technologies following a strong run of performance. We also reduced exposure to Banca Intesa and Unicredito Italiano in favor of smaller Italian banking rival Capitalia. Other significant additions to the portfolio included Paris-based stock exchange Euronext, a profitable and cash-generative company that we believe is well placed to benefit from further consolidation in the financial services industry, and Swiss bank UBS AG, whose private client and investment banking franchises have exceeded our expectations.

On the margin, we continued to increase exposure to firms, mostly mid cap in size, that we believe are likely to benefit from an increase in corporate and consumer spending. These included French consulting group Atos Origin SA, French infrastructure operator Eiffage SA, and staffing agencies Vedior and DIS.

Finally, we choose portfolio holdings based on the merits of individual stocks rather than geographic considerations. However, it is worth noting that, for most of the period, the Fund was meaningfully underweight relative to its benchmark in the more defensive UK market while overweight in France, where we had identified many attractively valued investment opportunities.

How would you characterize the Portfolio's position at the close of the period?

At the end of May 2004, the Portfolio was overweight in cyclical growth sectors such as software and services, commercial services and supplies, technology hardware and equipment, hotels, restaurants and leisure, and media. We mostly avoided the more defensive and/or capital-intensive industries such as materials, utilities, capital goods, transportation, and food and staples retailing. While this positioning is primarily the result of our bottom-up stock-picking process, it also reflects our view that European equity markets will continue to generate positive returns in the second half of 2004.

Samuel Joab
Vice President and Portfolio Manager

June 10, 2004


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004          5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                               6-Month         12-Month        Since Inception
As of May 31, 2004                           Total Return    Total Return        Total Return
==============================================================================================
ML Pan-European Growth Fund Class A Shares*    + 6.42%          +24.77%             -1.39%
----------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class B Shares*    + 6.03           +23.77              -5.60
----------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class C Shares*    + 6.02           +23.90              -5.60
----------------------------------------------------------------------------------------------
ML Pan-European Growth Fund Class I Shares*    + 6.48           +25.03              -0.09
----------------------------------------------------------------------------------------------
MSCI Europe Index**                            +10.03           +28.39              +7.48
----------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged market capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. Since inception total return is from 10/30/98.


6        MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the MSCI Europe Index. Values are from October 30, 1998 to May 2004:

                                 10/30/98**      5/99           5/00            5/01         5/02         5/03         5/04
ML Pan-European Growth
Fund+--Class A Shares*           $ 9,475         $ 9,759        $11,193         $ 8,965      $ 7,964      $ 7,488      $ 9,344

ML Pan-European Growth
Fund+--Class B Shares*           $10,000         $10,250        $11,671         $ 9,278      $ 8,174      $ 7,627      $ 9,347

MSCI Europe Index++              $10,000         $10,549        $12,087         $10,042      $ 9,239      $ 8,371      $10,748

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/04                               +24.77%         +18.22%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                             - 0.87          - 1.93
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                      - 0.25          - 1.21
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/04                                  +23.77%        +19.77%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                                - 1.63         - 2.02
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                         - 1.03         - 1.20
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004          7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the MSCI Europe Index. Values are from October 30, 1998 to May 2004:

                                 10/30/98**      5/99           5/00            5/01         5/02         5/03         5/04
ML Pan-European Growth
Fund+--Class C Shares*           $10,000         $10,250        $11,666         $ 9,268      $ 8,176      $ 7,619      $ 9,440

ML Pan-European Growth
Fund+--Class I Shares*           $ 9,475         $ 9,769        $11,233         $ 9,017      $ 8,040      $ 7,571      $ 9,467

MSCI Europe Index++              $10,000         $10,549        $12,087         $10,042      $ 9,239      $ 8,371      $10,748

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/04                                  +23.90%        +22.90%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                                - 1.63         - 1.63
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                         - 1.03         - 1.03
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/04                               +25.03%         +18.47%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                             - 0.63          - 1.69
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                      - 0.02          - 0.98
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8        MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Statement of Assets and Liabilities       Merrill Lynch Pan-European Growth Fund

As of May 31, 2004
====================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------
                       Investment in Merrill Lynch Master Pan-European Growth
                        Portfolio, at value (identified cost--$75,440,717) .........                   $  98,114,574
                       Other assets ................................................                           6,449
                                                                                                       -------------
                       Total assets ................................................                      98,121,023
                                                                                                       -------------
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ..............................................    $     62,878
                          Administrator ............................................          18,539
                          Other affiliates .........................................          16,888          98,305
                                                                                        ------------
                       Accrued expenses ............................................                          14,645
                                                                                                       -------------
                       Total liabilities ...........................................                         112,950
                                                                                                       -------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                   $  98,008,073
                                                                                                       =============
====================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                   $          84
                       Class B Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                             646
                       Class C Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                             223
                       Class I Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                              93
                       Paid-in capital in excess of par ............................                     141,288,421
                       Undistributed investment income--net ........................    $        585
                       Accumulated realized capital losses on investments and
                        foreign currency transactions allocated from the
                        Portfolio--net .............................................     (65,955,836)
                       Unrealized appreciation on investments and foreign currency
                        transactions allocated from the Portfolio--net .............      22,673,857
                                                                                        ------------
                       Accumulated losses--net .....................................                     (43,281,394)
                                                                                                       -------------
                       Net Assets ..................................................                   $  98,008,073
                                                                                                       =============
====================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $8,034,142 and 835,547
                        shares outstanding .........................................                   $        9.62
                                                                                                       =============
                       Class B--Based on net assets of $60,174,391 and 6,457,927
                        shares outstanding .........................................                   $        9.32
                                                                                                       =============
                       Class C--Based on net assets of $20,818,657 and 2,232,465
                        shares outstanding .........................................                   $        9.33
                                                                                                       =============
                       Class I--Based on net assets of $8,980,883 and 926,554
                        shares outstanding .........................................                   $        9.69
                                                                                                       =============

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004          9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                   Merrill Lynch Pan-European Growth Fund

For the Year Ended May 31, 2004
====================================================================================================================
Investment Income Allocated from the Portfolio--Net
--------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends (net of $305,794 foreign withholding tax) ......                   $   2,168,045
                          Interest (including $3,397 from affiliates) ..............                          55,128
                          Securities lending--net ..................................                           6,397
                          Expenses .................................................                      (1,074,794)
                                                                                                       -------------
                       Net investment income allocated from the Portfolio ..........                       1,154,776
                                                                                                       -------------
====================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ..........    $    654,095
                       Administration fees .........................................         266,310
                       Account maintenance and distribution fees--Class C ..........         226,666
                       Registration fees ...........................................         168,410
                       Transfer agent fees--Class B ................................         142,819
                       Transfer agent fees--Class C ................................          51,707
                       Printing and shareholder reports ............................          48,327
                       Professional fees ...........................................          39,042
                       Account maintenance fees--Class A ...........................          21,967
                       Transfer agent fees--Class I ................................          18,132
                       Transfer agent fees--Class A ................................          16,407
                       Other .......................................................          14,209
                                                                                        ------------
                       Total expenses ..............................................                       1,668,091
                                                                                                       -------------
                       Investment loss--net ........................................                        (513,315)
                                                                                                       -------------
====================================================================================================================
Realized & Unrealized Gain on Investments & Foreign Currency Transactions Allocated from the Portfolio--Net
--------------------------------------------------------------------------------------------------------------------
                       Realized gain allocated from the Portfolio on:
                          Investments--net .........................................      12,779,777
                          Foreign currency transactions--net .......................          71,915      12,851,692
                                                                                        ------------
                       Change in unrealized appreciation on investments and foreign
                        currency transactions allocated from the Portfolio--net ....                      11,320,060
                                                                                                       -------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions allocated from the Portfolio--net ....                      24,171,752
                                                                                                       -------------
                       Net Increase in Net Assets Resulting from Operations ........                   $  23,658,437
                                                                                                       =============

      See Notes to Financial Statements.


10       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Statements of Changes in Net Assets       Merrill Lynch Pan-European Growth Fund

                                                                                             For the Year Ended
                                                                                                  May 31,
                                                                                        ----------------------------
Increase (Decrease) in Net Assets:                                                          2004            2003
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ........................................    $   (513,315)  $    (171,236)
                       Realized gain (loss) on investments and foreign currency
                        transactions allocated from the Portfolio--net .............      12,851,692     (17,273,850)
                       Change in unrealized appreciation on investments and foreign
                        currency transactions allocated from the Portfolio--net ....      11,320,060        (219,087)
                                                                                        ----------------------------
                       Net increase (decrease) in net assets resulting from
                        operations .................................................      23,658,437     (17,664,173)
                                                                                        ----------------------------
====================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ...............................................     (34,091,278)    (52,171,327)
                                                                                        ----------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ................................     (10,432,841)    (69,835,500)
                       Beginning of year ...........................................     108,440,914     178,276,414
                                                                                        ----------------------------
                       End of year* ................................................    $ 98,008,073   $ 108,440,914
                                                                                        ============================
                          * Undistributed investment income--net ...................    $        585   $       1,131
                                                                                        ============================

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                      Merrill Lynch Pan-European Growth Fund

                                                                                                Class A
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                          May 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004        2003@        2002@         2001@        2000@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .................... $   7.71    $   8.20     $   9.23      $  11.63     $  10.30
                                                                      ------------------------------------------------------------
              Investment income--net** ..............................      .01         .03           --+          .01          .01
              Realized and unrealized gain (loss) on investments and
               foreign currency transactions allocated from the
               Portfolio--net .......................................     1.90        (.52)       (1.03)        (2.31)        1.51
                                                                      ------------------------------------------------------------
              Total from investment operations ......................     1.91        (.49)       (1.03)        (2.30)        1.52
                                                                      ------------------------------------------------------------
              Less dividends and distributions:
                 In excess of investment income--net ................       --          --           --            --         (.08)
                 Realized gain on investments allocated from the
                  Portfolio--net ....................................       --          --           --            --         (.11)
                 In excess of realized gain on investments allocated
                  from the Portfolio--net ...........................       --          --           --          (.10)          --
                                                                      ------------------------------------------------------------
              Total dividends and distributions .....................       --          --           --          (.10)        (.19)
                                                                      ------------------------------------------------------------
              Net asset value, end of year .......................... $   9.62    $   7.71     $   8.20      $   9.23     $  11.63
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share ....................    24.77%      (5.98%)     (11.16%)      (19.90%)      14.69%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
              Expenses++ ............................................     1.94%       1.87%        1.66%         1.54%        1.49%
                                                                      ============================================================
              Investment income--net ................................      .16%        .42%         .05%          .12%         .08%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) ................ $  8,034    $  9,812     $ 16,689      $ 33,425     $ 60,497
                                                                      ============================================================
              Portfolio turnover of Merrill Lynch Master Pan-European
               Growth Portfolio .....................................    72.56%      70.00%       33.45%        42.67%       55.61%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


12       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Financial Highlights (continued)          Merrill Lynch Pan-European Growth Fund

                                                                                                Class B
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                          May 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004        2003         2002          2001        2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .................... $   7.53    $   8.07     $   9.16      $  11.53     $  10.25
                                                                      ------------------------------------------------------------
              Investment loss--net** ................................     (.06)       (.02)        (.06)         (.07)        (.08)
              Realized and unrealized gain (loss) on investments and
               foreign currency transactions allocated from the
               Portfolio--net .......................................     1.85        (.52)       (1.03)        (2.29)        1.50
                                                                      ------------------------------------------------------------
              Total from investment operations ......................     1.79        (.54)       (1.09)        (2.36)        1.42
                                                                      ------------------------------------------------------------
              Less dividends and distributions:
                 In excess of investment income--net ................       --          --           --            --         (.03)
                 Realized gain on investments allocated from the
                  Portfolio--net ....................................       --          --           --            --         (.11)
                 In excess of realized gain on investments allocated
                  from the Portfolio--net ...........................       --          --           --          (.01)          --
                                                                      ------------------------------------------------------------
              Total dividends and distributions .....................       --          --           --          (.01)        (.14)
                                                                      ------------------------------------------------------------
              Net asset value, end of year .......................... $   9.32    $   7.53     $   8.07      $   9.16     $  11.53
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share ....................    23.77%      (6.69%)     (11.90%)      (20.50%)      13.87%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
              Expenses+ .............................................     2.72%       2.66%        2.44%         2.31%        2.26%
                                                                      ============================================================
              Investment loss--net ..................................     (.64%)      (.29%)       (.68%)        (.63%)       (.69%)
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) ................ $ 60,174    $ 65,880     $109,737      $185,558     $288,124
                                                                      ============================================================
              Portfolio turnover of Merrill Lynch Master Pan-European
               Growth Portfolio .....................................    72.56%      70.00%       33.45%        42.67%       55.61%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)          Merrill Lynch Pan-European Growth Fund

                                                                                                Class C
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                          May 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004        2003         2002          2001        2000
===================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .................... $   7.53    $   8.08     $   9.16      $  11.53     $  10.25
                                                                      ------------------------------------------------------------
              Investment loss--net** ................................     (.06)       (.02)        (.06)         (.07)        (.08)
              Realized and unrealized gain (loss) on investments and
               foreign currency transactions allocated from the
               Portfolio--net .......................................     1.86        (.53)       (1.02)        (2.30)        1.50
                                                                      ------------------------------------------------------------
              Total from investment operations ......................     1.80        (.55)       (1.08)        (2.37)        1.42
                                                                      ------------------------------------------------------------
              Less dividends and distributions:
                 In excess of investment income--net ................       --          --           --            --         (.03)
                 Realized gain on investments allocated from the
                  Portfolio--net ....................................       --          --           --            --         (.11)
                                                                      ------------------------------------------------------------
              Total dividends and distributions .....................       --          --           --            --         (.14)
                                                                      ------------------------------------------------------------
              Net asset value, end of year .......................... $   9.33    $   7.53     $   8.08      $   9.16     $  11.53
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share ....................    23.90%      (6.81%)     (11.79%)      (20.56%)      13.82%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
              Expenses+ .............................................     2.73%       2.67%        2.44%         2.31%        2.26%
                                                                      ============================================================
              Investment loss--net ..................................     (.64%)      (.31%)       (.72%)        (.64%)       (.70%)
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) ................ $ 20,819    $ 23,113     $ 38,263      $ 77,601     $127,779
                                                                      ============================================================
              Portfolio turnover of Merrill Lynch Master Pan-European
               Growth Portfolio .....................................    72.56%      70.00%       33.45%        42.67%       55.61%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


14       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Financial Highlights (concluded)        Merrill Lynch Pan-European Growth Fund

                                                                                                Class I
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                          May 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004        2003@        2002@         2001@       2000@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .................... $   7.75    $   8.23     $   9.23      $  11.65     $  10.31
                                                                      ------------------------------------------------------------
              Investment income--net** ..............................      .04         .06          .03           .04          .04
              Realized and unrealized gain (loss) on investments and
               foreign currency transactions allocated from the
               Portfolio--net .......................................     1.90        (.54)       (1.03)        (2.32)        1.51
                                                                      ------------------------------------------------------------
              Total from investment operations ......................     1.94        (.48)       (1.00)        (2.28)        1.55
                                                                      ------------------------------------------------------------
              Less dividends and distributions:
                 In excess of investment income--net ................       --          --           --            --         (.10)
                 Realized gain on investments allocated from the
                  Portfolio--net ....................................       --          --           --            --         (.11)
                 In excess of realized gain on investments allocated
                  from the Portfolio--net ...........................       --          --           --          (.14)          --
                                                                      ------------------------------------------------------------
              Total dividends and distributions .....................       --          --           --          (.14)        (.21)
                                                                      ------------------------------------------------------------
              Net asset value, end of year .......................... $   9.69    $   7.75     $   8.23      $   9.23     $  11.65
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share ....................    25.03%      (5.83%)     (10.83%)      (19.73%)      14.99%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
              Expenses+ .............................................     1.70%       1.63%        1.41%         1.29%        1.24%
                                                                      ============================================================
              Investment income--net ................................      .39%        .81%         .34%          .37%         .36%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) ................ $  8,981    $  9,636     $ 13,587      $ 24,382     $ 39,657
                                                                      ============================================================
              Portfolio turnover of Merrill Lynch Master Pan-European
               Growth Portfolio .....................................    72.56%      70.00%       33.45%        42.67%       55.61%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements             Merrill Lynch Pan-European Growth Fund

1. Significant Accounting Policies:

Merrill Lynch Pan-European Growth Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Merrill Lynch Master Pan-European Growth Portfolio (the "Portfolio") (formerly Mercury Master Pan-European Growth Portfolio) of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from estimates. The percentage of the Portfolio owned by the Fund at May 31, 2004 was 100%. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $440,854 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $71,915 has been reclassified between accumulated realized capital losses on investments and foreign currency transactions and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transaction gains/losses. These reclassifications have no effect on net assets or net asset values per share.


16       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

                                          Merrill Lynch Pan-European Growth Fund

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ..................................               .25%            --
Class B ..................................               .25%           .75%
Class C ..................................               .25%           .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2004, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  121               $1,246
--------------------------------------------------------------------------------

For the year ended May 31, 2004, MLPF&S received contingent deferred sales charges of $275,805 and $4,379 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $34,091,278 and $52,171,327 for the years ended May 31, 2004 and May 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,118,565        $  8,894,371
Automatic conversion of shares .........              2,666              27,245
                                                 ----------        ------------
Total issued ...........................          1,121,231           8,921,616
Shares redeemed ........................         (1,558,470)        (12,775,234)
                                                 ----------        ------------
Net decrease ...........................           (437,239)       $ (3,853,618)
                                                 ==========        ============

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            521,478        $  3,659,061
Automatic conversion of shares .........                 11                  76
                                                 ----------        ------------
Total issued ...........................            521,489           3,659,137
Shares redeemed ........................         (1,283,825)         (8,892,468)
                                                 ----------        ------------
Net decrease ...........................           (762,336)       $ (5,233,331)
                                                 ==========        ============


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)
                                          Merrill Lynch Pan-European Growth Fund

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             69,427        $    607,290
Automatic conversion of shares .........             (2,744)            (27,245)
Shares redeemed ........................         (2,359,687)        (20,639,959)
                                                 ----------        ------------
Net decrease ...........................         (2,293,004)       $(20,059,914)
                                                 ==========        ============

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             87,908        $    601,352
Automatic conversion of shares .........                (11)                (76)
Shares redeemed ........................         (4,932,928)        (33,393,990)
                                                 ----------        ------------
Net decrease ...........................         (4,845,031)       $(32,792,714)
                                                 ==========        ============

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             57,743        $    469,788
Shares redeemed ........................           (892,740)         (7,714,773)
                                                 ----------        ------------
Net decrease ...........................           (834,997)       $ (7,244,985)
                                                 ==========        ============

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             24,638        $    169,660
Shares redeemed ........................         (1,693,198)        (11,444,558)
                                                 ----------        ------------
Net decrease ...........................         (1,668,560)       $(11,274,898)
                                                 ==========        ============

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            637,178        $  5,089,311
Shares redeemed ........................           (953,713)         (8,022,072)
                                                 ----------        ------------
Net decrease ...........................           (316,535)       $ (2,932,761)
                                                 ==========        ============

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            259,272        $  1,797,008
Shares redeemed ........................           (668,077)         (4,667,392)
                                                 ----------        ------------
Net decrease ...........................           (408,805)       $ (2,870,384)
                                                 ==========        ============

4. Distributions to Shareholders:

As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary
 income--net ..........................................          $         --

Undistributed long-term capital
 gains--net ...........................................                    --
                                                                 ------------
Total undistributed earnings--net .....................                    --
Capital loss carryforward .............................           (64,371,931)*
Unrealized gains--net .................................            21,090,537**
                                                                 ------------
Total accumulated losses--net .........................          $(43,281,394)
                                                                 ============

* On May 31, 2004, the Fund had a net capital loss carryforward of $64,371,931, of which $27,303,821 expires in 2010 and $37,068,110 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of net unrealized gains on certain forward foreign currency contracts.

5. Plan of Reorganization:

On February 10, 2004, the Fund's Board of Directors unanimously approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby (i) the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Portfolio in exchange for all the Fund's beneficial interests in the Portfolio and (ii) Merrill Lynch EuroFund ("EuroFund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund, in exchange for newly issued shares of common stock of EuroFund.


18       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Report of Independent Registered Public Accounting Firm
                                          Merrill Lynch Pan-European Growth Fund

To the Shareholders and Board of Directors of Mercury Funds Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Pan-European Growth Fund, one of the series constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Pan-European Growth Fund of Mercury Funds Inc. as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 22, 2004


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments       Merrill Lynch Master Pan-European Growth Portfolio

                                                                                                            Value         Percent of
Country           Industry*                          Shares Held     Common Stocks                    (in U.S. dollars)   Net Assets
====================================================================================================================================
Belgium           Commercial Banks                         7,001     KBC Bancassurance Holding          $   401,388          0.4%
                  ------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication               8,999    +Mobistar SA                            562,644          0.6
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Belgium
                                                                     (Cost--$826,147)                       964,032          1.0
====================================================================================================================================
Finland           Communications Equipment                95,757     Nokia Oyj (Series A)                 1,304,980          1.3
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Finland
                                                                     (Cost--$1,178,048)                   1,304,980          1.3
====================================================================================================================================
France            Beverages                                5,226     Pernod Ricard                          654,128          0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Commercial Banks                        18,661     BNP Paribas SA                       1,139,394          1.2
                                                           8,329     Societe Generale 'A'                   705,865          0.7
                                                                                                        ----------------------------
                                                                                                          1,845,259          1.9
                  ------------------------------------------------------------------------------------------------------------------
                  Communications Equipment                84,213    +Alcatel                              1,210,388          1.2
                  ------------------------------------------------------------------------------------------------------------------
                  Construction & Engineering               8,384     Eiffage SA                             652,169          0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Distributors                            16,802     Rexel SA                               693,501          0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication           38,340     France Telecom SA                      921,864          1.0
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing                10,023     Carrefour SA                           489,461          0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                 19,811     Essilor International SA             1,228,964          1.3
                  Supplies
                  ------------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure           26,273     Accor SA                             1,089,548          1.1
                  ------------------------------------------------------------------------------------------------------------------
                  Information Technology                  11,232    +Atos Origin SA                         660,561          0.7
                  Services                                 8,141    +Cap Gemini SA                          311,663          0.3
                                                                                                        ----------------------------
                                                                                                            972,224          1.0
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                               59,607     Axa                                  1,222,857          1.2
                  ------------------------------------------------------------------------------------------------------------------
                  Media                                   90,412     Havas Advertising SA                   479,165          0.5
                                                          26,476     M6 Metropole Television                740,384          0.7
                                                          45,924     Publicis SA                          1,352,652          1.4
                                                          54,831    +Vivendi Universal SA                 1,397,390          1.4
                                                                                                        ----------------------------
                                                                                                          3,969,591          4.0
                  ------------------------------------------------------------------------------------------------------------------
                  Metals & Mining                         19,806     Arcelor                                332,075          0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Multiline Retail                         8,966     Pinault-Printemps-Redoute SA           937,768          1.0
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Gas                               16,872     TotalFinaElf SA                      3,166,719          3.2
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals                         25,585     Aventis SA                           2,029,241          2.1
                  ------------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury              25,288     LVMH (Louis Vuitton Moet
                  Goods                                              Hennessy)                            1,806,506          1.8
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in France
                                                                     (Cost--$17,140,892)                 23,222,263         23.7
====================================================================================================================================
Germany           Automobiles                             18,469     Bayerische Motoren Werke (BMW)
                                                                     AG                                     782,604          0.8
                  ------------------------------------------------------------------------------------------------------------------
                  Capital Markets                          4,163    +Deutsche Bank AG (Registered
                                                                     Shares)                                326,167          0.3
                  ------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies          29,611     Group 4 Falck A/S                      685,490          0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication           43,624    +Deutsche Telekom AG (Registered
                  Services                                           Shares)                                731,950          0.7
                  ------------------------------------------------------------------------------------------------------------------
                  Electric Utilities                      20,488     E.On AG                              1,419,824          1.5
                  ------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing                10,051     Metro AG                               486,533          0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates                15,529     Siemens AG                           1,093,041          1.1
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                                7,473     Allianz AG (Registered Shares)         779,331          0.8
                                                           3,269     Muenchener
                                                                     Rueckversicherungs-Gesellschaft
                                                                     AG (Registered Shares)                 335,323          0.3
                                                                                                        ----------------------------
                                                                                                          1,114,654          1.1


20       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

                              Merrill Lynch Master Pan-European Growth Portfolio

                                                                                                            Value         Percent of
Country           Industry*                          Shares Held     Common Stocks                    (in U.S. dollars)   Net Assets
====================================================================================================================================
Germany           Pharmaceuticals                         17,422     Schering AG                        $   949,924          1.0%
(concluded)       ------------------------------------------------------------------------------------------------------------------
                  Software                                 2,863     SAP AG (Systeme, Anwendungen,
                                                                     Produkte in der
                                                                     Datenverarbeitung)                     462,157          0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury               2,779     Puma AG Rudolf Dassler Sport           678,308          0.7
                  Goods
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Germany
                                                                     (Cost--$6,602,322)                   8,730,652          8.9
====================================================================================================================================
Greece            Hotels, Restaurants & Leisure           33,937     Greek Organization of Football
                                                                     Prognostics                            650,642          0.7
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Greece
                                                                     (Cost--$617,615)                       650,642          0.7
====================================================================================================================================
Italy             Commercial Banks                       544,299     Banca Intesa SpA                     1,488,863          1.5
                                                          61,835     Banco Popolare di Verona e
                                                                     Novara Scrl                          1,014,852          1.0
                                                         685,680     Capitalia SpA                        2,022,124          2.1
                                                          26,551     Intesa BCI SpA                          95,323          0.1
                                                          97,263     Unicredito Italiano SpA                454,900          0.5
                                                                                                        ----------------------------
                                                                                                          5,076,062          5.2
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication          226,938     Telecom Italia SpA--RNC                492,175          0.5
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                               30,964     Alleanza Assicurazioni                 338,793          0.3
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Italy
                                                                     (Cost--$5,416,046)                   5,907,030          6.0
====================================================================================================================================
Netherlands       Commercial Services & Supplies         100,804     Vedior NV 'A'                        1,501,781          1.5
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services          47,765     Euronext NV                          1,364,881          1.4
                                                          26,935    +Fortis                                 571,657          0.6
                                                          25,025     ING Groep NV                           564,735          0.5
                                                                                                        ----------------------------
                                                                                                          2,501,273          2.5
                  ------------------------------------------------------------------------------------------------------------------
                  Insurance                               28,609     Aegon NV                               345,516          0.4
                  ------------------------------------------------------------------------------------------------------------------
                  Media                                   16,466     VNU NV                                 484,992          0.5
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in the
                                                                     Netherlands (Cost--$4,147,562)       4,833,562          4.9
====================================================================================================================================
Spain             Commercial Banks                        66,393     Banco Bilbao Vizcaya, SA               878,862          0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication           63,307     Telefonica SA                          918,411          0.9
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Gas                               27,459     Repsol-YPF, SA                         582,108          0.6
                  ------------------------------------------------------------------------------------------------------------------
                  Tobacco                                 30,578     Altadis, SA                            935,749          1.0
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Spain
                                                                     (Cost--$2,545,601)                   3,315,130          3.4
====================================================================================================================================
Sweden            Communications Equipment             1,168,156    +Telefonaktiebolaget LM Ericsson
                                                                     AB 'B'                               3,259,132          3.3
                  ------------------------------------------------------------------------------------------------------------------
                  Specialty Retail                        23,625     Hennes & Mauritz AB 'B'                584,663          0.6
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Sweden
                                                                     (Cost--$1,779,078)                   3,843,795          3.9
====================================================================================================================================
Switzerland       Capital Markets                         26,741     Credit Suisse Group                    917,730          0.9
                                                          22,758     UBS AG (Registered Shares)           1,631,014          1.7
                                                                                                        ----------------------------
                                                                                                          2,548,744          2.6
                  ------------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies          10,275     Adecco SA (Registered Shares)          494,746          0.5
                  ------------------------------------------------------------------------------------------------------------------
                  Food Products                            9,460     Nestle SA (Registered Shares)        2,458,514          2.5
                  ------------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure            5,849     Kuoni Reisen Holding AG              2,317,405          2.4
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals                         45,660     Novartis AG (Registered Shares)      2,045,673          2.1
                                                          25,003     Roche Holding AG                     2,631,055          2.7
                                                                                                        ----------------------------
                                                                                                          4,676,728          4.8
                  ------------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury               3,782     Swatch Group AG 'B'                    526,115          0.5
                  Goods
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in
                                                                     Switzerland (Cost--$9,459,955)      13,022,252         13.3
                  ==================================================================================================================


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         21

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Master Pan-European Growth Portfolio

                                                                                                            Value         Percent of
Country           Industry*                          Shares Held     Common Stocks                    (in U.S. dollars)   Net Assets
====================================================================================================================================
United Kingdom    Aerospace & Defense                    172,426     BAE Systems PLC                    $   650,447          0.7%
                  ------------------------------------------------------------------------------------------------------------------
                  Beverages                               64,844     Diageo PLC                             860,751          0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Capital Markets                         61,846     Amvescap PLC                           414,730          0.4
                                                          19,374     Man Group PLC                          580,417          0.6
                                                                                                        ----------------------------
                                                                                                            995,147          1.0
                  ------------------------------------------------------------------------------------------------------------------
                  Commercial Banks                       121,062     Barclays PLC                         1,055,425          1.1
                                                          44,332     HBOS PLC                               580,343          0.6
                                                         220,084     HSBC Holdings PLC                    3,264,419          3.3
                                                          52,703     Royal Bank of Scotland Group
                                                                     PLC                                  1,591,468          1.6
                                                                                                        ----------------------------
                                                                                                          6,491,655          6.6
                  ------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication          164,104     Cable & Wireless PLC                   371,582          0.4
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                  Food Products                           85,460     Unilever PLC                           812,420          0.8
                  ------------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure          131,799     Compass Group PLC                      821,599          0.8
                  ------------------------------------------------------------------------------------------------------------------
                  Media                                   62,291     Reed Elsevier NV                       600,731          0.6
                                                          45,325     WPP Group PLC                          452,070          0.5
                                                                                                        ----------------------------
                                                                                                          1,052,801          1.1
                  ------------------------------------------------------------------------------------------------------------------
                  Oil & Gas                              106,473     BG Group PLC                           648,106          0.7
                                                         338,243     BP Amoco PLC                         2,962,774          3.0
                                                         432,663     Shell Transport & Trading
                                                                     Company                              3,127,450          3.2
                                                                                                        ----------------------------
                                                                                                          6,738,330          6.9
                  ------------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals                         28,365     AstraZeneca Group PLC                1,321,467          1.4
                                                         114,300     GlaxoSmithKline PLC                  2,389,021          2.4
                                                                                                        ----------------------------
                                                                                                          3,710,488          3.8
                  ------------------------------------------------------------------------------------------------------------------
                  Software                             1,600,654    +Innovation Group PLC                   917,100          0.9
                  ------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication           1,502,311     Vodafone Group PLC                   3,532,533          3.6
                  Services
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in the
                                                                     United Kingdom
                                                                     (Cost--$21,119,062)                 26,954,853         27.5
                  ==================================================================================================================
                                                                     Total Investments in Common
                                                                     Stocks (Cost--$70,832,328)          92,749,191         94.6
                  ==================================================================================================================

                                                                     Preferred Stocks
====================================================================================================================================
Germany           Automobiles                              1,154     Porsche AG                             779,292          0.8
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Preferred
                                                                     Stocks (Cost--$455,856)                779,292          0.8
                  ==================================================================================================================

                                                            Face
                                                          Amount     Fixed Income Securities
====================================================================================================================================
United Kingdom    Hotels, Restaurants &        (pound) 3,148,380     MyTravel Group PLC (Convertible),
                  Leisure                                            7% due 1/05/2007                     1,096,755         1.1
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Fixed
                                                                     Income Securities
                                                                     (Cost--$1,162,252)                   1,096,755         1.1
                  ==================================================================================================================


22       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Schedule of Investments (concluded)
                              Merrill Lynch Master Pan-European Growth Portfolio

                                            Beneficial Interest/                                            Value         Percent of
                                                     Shares Held     Short-Term Securities            (in U.S. dollars)   Net Assets
                  ==================================================================================================================
                                                    US$  279,421     Merrill Lynch Liquidity
                                                                     Series, LLC Cash Sweep
                                                                     Series I (a)                       $   279,421          0.3%
                                                    US$3,438,861     Merrill Lynch Liquidity
                                                                     Series, LLC Money Market
                                                                     Series (a)(b)                        3,438,861          3.5
                                                       1,146,289     Merrill Lynch Premier
                                                                     Institutional Fund (a)(b)            1,146,289          1.1
                  ------------------------------------------------------------------------------------------------------------------
                                                                     Total in Short-Term Securities
                                                                     (Cost--$4,864,571)                   4,864,571          4.9
                  ==================================================================================================================
                  Total Investments (Cost--$77,315,007)                                                  99,489,809        101.4

                  Liabilities in Excess of Other Assets                                                  (1,375,235)        (1.4)
                                                                                                        ----------------------------
                  Net Assets                                                                            $98,114,574        100.0%
                                                                                                        ============================

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                         Net           Dividend
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $(234,005)        $3,397

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $ 369,268         $4,502

      Merrill Lynch Premier Institutional Fund         (506,568)        $1,895
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         23

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities
                              Merrill Lynch Master Pan-European Growth Portfolio

As of May 31, 2004
====================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $4,288,924)(identified
                        cost--$72,450,436) .........................................                   $  94,625,238
                       Investments in affiliated securities, at value (identified
                        cost--$4,864,571) ..........................................                       4,864,571
                       Receivables:
                          Dividends ................................................    $  2,935,347
                          Securities sold ..........................................         477,319
                          Interest (including $1,995 from affiliates) ..............         163,255
                          Securities lending--net ..................................           3,389
                          Contributions ............................................           2,353       3,581,663
                                                                                        ----------------------------
                       Total assets ................................................                     103,071,472
                                                                                                       -------------
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ...................                       4,585,150
                       Payables:
                          Withdrawals ..............................................         187,748
                          Securities purchased .....................................          81,789
                          Investment adviser .......................................          55,660
                          Other affiliates .........................................             928         326,125
                                                                                        ------------
                       Accrued expenses and other liabilities ......................                          45,623
                                                                                                       -------------
                       Total liabilities ...........................................                       4,956,898
                                                                                                       -------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                   $  98,114,574
                                                                                                       =============
====================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------
                       Investors' capital ..........................................                   $  75,440,717
                       Unrealized appreciation on investments and foreign currency
                        transactions--net ..........................................                      22,673,857
                                                                                                       -------------
                       Net Assets ..................................................                   $  98,114,574
                                                                                                       =============

      See Notes to Financial Statements.


24       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Statement of Operations       Merrill Lynch Master Pan-European Growth Portfolio

For the Year Ended May 31, 2004
====================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $305,794 foreign withholding tax) .........                   $   2,168,045
                       Interest (including $3,397 from affiliates) .................                          55,128
                       Securities lending--net .....................................                           6,397
                                                                                                       -------------
                       Total income ................................................                       2,229,570
                                                                                                       -------------
====================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $    799,107
                       Custodian fees ..............................................         112,160
                       Accounting services .........................................          88,147
                       Professional fees ...........................................          40,798
                       Trustees' fees and expenses .................................          17,975
                       Pricing fees ................................................           8,770
                       Printing and shareholder reports ............................           1,901
                       Other .......................................................           5,936
                                                                                        ------------
                       Total expenses ..............................................                       1,074,794
                                                                                                       -------------
                       Investment income--net ......................................                       1,154,776
                                                                                                       -------------
====================================================================================================================
Realized & Unrealized Gain on Investments & Foreign Currency Transactions--Net
--------------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net .........................................      12,779,777
                          Foreign currency transactions--net .......................          71,915      12,851,692
                                                                                        ------------
                       Change in unrealized appreciation on:
                          Investments--net .........................................      11,249,569
                          Foreign currency transactions--net .......................          70,491      11,320,060
                                                                                        ----------------------------
                       Total realized and unrealized gain on investments and
                        foreign currency transactions--net .........................                      24,171,752
                                                                                                       -------------
                       Net Increase in Net Assets Resulting from Operations ........                   $  25,326,528
                                                                                                       =============

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         25

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets
                              Merrill Lynch Master Pan-European Growth Portfolio

                                                                                             For the Year Ended
                                                                                                   May 31,
                                                                                        ----------------------------
Increase (Decrease) in Net Assets:                                                          2004            2003
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $  1,154,776   $   1,670,990
                       Realized gain (loss) on investments and foreign currency
                        transactions--net ..........................................      12,851,692     (17,273,861)
                       Change in unrealized appreciation on investments and foreign
                        currency transactions--net .................................      11,320,060        (219,095)
                                                                                        ----------------------------
                       Net increase (decrease) in net assets resulting from operations    25,326,528     (15,821,966)
                                                                                        ----------------------------
====================================================================================================================
Capital Transactions
--------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .................................      15,060,760       4,986,382
                       Fair value of withdrawals ...................................     (50,725,077)    (59,129,603)
                                                                                        ----------------------------
                       Net decrease in net assets derived from capital transactions      (35,664,317)    (54,143,221)
                                                                                        ----------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ................................     (10,337,789)    (69,965,187)
                       Beginning of year ...........................................     108,452,363     178,417,550
                                                                                        ----------------------------
                       End of year .................................................    $ 98,114,574   $ 108,452,363
                                                                                        ============================

      See Notes to Financial Statements.


26       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Financial Highlights          Merrill Lynch Master Pan-European Growth Portfolio

                                                                                      For the Year Ended May 31,
The following ratios have been derived from                           ------------------------------------------------------------
information provided in the financial statements.                       2004        2003         2002          2001        2000
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Total investment return ...............................    25.74%      (4.40%)     (10.16%)          --           --
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
              Expenses ..............................................     1.01%        .99%         .92%          .88%         .86%
                                                                      ============================================================
              Investment income--net ................................     1.08%       1.37%         .83%          .79%         .71%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands)                  $ 98,115    $108,452     $178,418      $321,268     $516,645
                                                                      ============================================================
              Portfolio turnover ....................................    72.56%      70.00%       33.45%        42.67%       55.61%
                                                                      ============================================================

* Total return is required to be disclosed for the fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements
                              Merrill Lynch Master Pan-European Growth Portfolio

1. Significant Accounting Policies:

Merrill Lynch Master Pan-European Growth Portfolio (the "Portfolio") (formerly Mercury Master Pan-European Growth Portfolio) is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.


28       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

                              Merrill Lynch Master Pan-European Growth Portfolio

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         29

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Master Pan-European Growth Portfolio

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended May 31, 2004, MLIM, LLC received $3,079 in securities lending agent fees.


30       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Notes to Financial Statements (concluded)
                              Merrill Lynch Master Pan-European Growth Portfolio

In addition, MLPF&S received $1,285 in commissions on the execution of portfolio security transactions for the year ended May 31, 2004.

For the year ended May 31, 2004, the Fund reimbursed FAM $2,351 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004, were $75,085,337 and $109,877,749, respectively.

Net realized gains for the year ended May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                      Gains         Appreciation
--------------------------------------------------------------------------------
Long-term investments ......................       $12,779,777       $22,174,802
Foreign currency transactions ..............            71,915           499,055
                                                   -----------------------------
Total ......................................       $12,851,692       $22,673,857
                                                   =============================

As of May 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $20,590,897, of which $21,750,370 related to appreciated securities and $1,159,473 related to depreciated securities. At May 31, 2004, the aggregate cost of investments for Federal income tax purposes was $78,898,912.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2004.

5. Commitments:

At May 31, 2004, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $80,000 and $478,000, respectively.

6. Plan of Reorganization:

On February 10, 2004, the Trust's Board of Trustees unanimously approved a plan of reorganization, subject to certain conditions, whereby Merrill Lynch Pan-European Growth Fund (the "Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Portfolio in exchange for all the Fund's beneficial interests in the Portfolio.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         31

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered
Public Accounting Firm        Merrill Lynch Master Pan-European Growth Portfolio

To the Investor and Board of Trustees of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Master Pan-European Growth Portfolio, one of the series constituting Mercury Master Trust (the "Trust"), as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 22, 2004


32       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   126 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset  Management, L.P.            161 Portfolios
            08543-9011     Director/    and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63        Trustee      1998 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal, or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director/    1998 to  Professor of Finance and Economics at the Columbia    13 Funds        None
Beim        Princeton, NJ  Trustee      present  University Graduate School of Business since 1991;    18 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. since 1997;
            Age: 63                              Chairman of Wave Hill, Inc. since 1980.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director/    1998 to  Chief Financial Officer of J.P. Morgan & Co. Inc.     13 Funds        None
Flynn       Princeton, NJ  Trustee      present  from 1990 to 1995 and an employee of J.P. Morgan      18 Portfolios
            08543-9095                           in various capacities from 1967 to 1995.
            Age: 64
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director/    1998 to  Industrial Bank of Japan Professor of Finance,        13 Funds        None
Kester      Princeton, NJ  Trustee      present  Senior Associate Dean and Chairman of the MBA         18 Portfolios
            08543-9095                           Program of Harvard University Graduate School of
            Age: 52                              Business Administration since 1999; James R. Williston
                                                 Professor of Business Administration of Harvard
                                                 University Graduate School of Business from 1997
                                                 to 1999; MBA Class of 1958; Professor of Business
                                                 Administration of Harvard University Graduate
                                                 School of Business Administration from 1981 to
                                                 1997; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director/    1998 to  President of Robards & Company, a financial advisory  13 Funds        Enable
Robards     Princeton, NJ  Trustee      present  firm, since 1987; formerly an investment banker with  18 Portfolios   Medical
            08543-9095                           Morgan Stanley for more than ten years; Director of                   Corporation;
            Age: 53                              Enable Medical Corp. since 1996; Director of                          Atricure,
                                                 Atricure, Inc. since 2000; Director of CineMuse Inc.                  Inc.
                                                 from 1996 to 2000; Director of the Cooke Center
                                                 for Learning and Development, a not-for-profit
                                                 organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1998 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  2002 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Samuel C.   P.O. Box 9011  Vice         2004 to  Director of MLIM since 1999; Assistant Director from 1997 to 1999.
Joab        Princeton, NJ  President    present
            08543-9011
            Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000 to
Gillespie   Princeton, NJ               present  2001; Vice President from 1999 to 2000 and Attorney associated with MLIM since
            08543-9011                           1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34       MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MERRILL LYNCH PAN-EUROPEAN GROWTH FUND          MAY 31, 2004         35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Pan-European Growth Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #MLPAN -- 5/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -
         Merrill Lynch Pan-European Growth Fund
                                Fiscal Year Ending May 31, 2004 - $8,300
                                Fiscal Year Ending May 31, 2003 - $6,000

         Merrill Lynch Master Pan-European Growth Portfolio
                                Fiscal Year Ending May 31, 2004 - $30,000
                                Fiscal Year Ending May 31, 2003 - $26,200

         (b) Audit-Related Fees -
         Merrill Lynch Pan-European Growth Fund
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         Merrill Lynch Master Pan-European Growth Portfolio
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         (c) Tax Fees -
         Merrill Lynch Pan-European Growth Fund
                                Fiscal Year Ending May 31, 2004 - $5,200
                                Fiscal Year Ending May 31, 2003 - $5,400

         Merrill Lynch Master Pan-European Growth Portfolio
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $5,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -
         Merrill Lynch Pan-European Growth Fund
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         Merrill Lynch Master Pan-European Growth Portfolio
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g)
         Merrill Lynch Pan-European Growth Fund
                                Fiscal Year Ending May 31, 2004 - $16,581,086 Fiscal Year Ending May 31, 2003 - $17,622,606

         Merrill Lynch Master Pan-European Growth Portfolio
                                Fiscal Year Ending May 31, 2004 - $16,581,086 Fiscal Year Ending May 31, 2003 - $17,622,606

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust

        Date: July 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust

        Date: July 19, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Pan-European Growth Portfolio of Mercury Master Trust

        Date: July 19, 2004